UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 25, 2008

National Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19136 (Commission File Number)	58-1922764 (IRS Employer Identification No.)

4925 GREENVILLE AVENUE DALLAS, TEXAS (Address of principal executive offices)	75206 (Zip Code)
(214) 692-9211
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
     On March 25, 2008, National Energy Group, Inc. (“NEGI” or the “Company”) filed a certificate of dissolution with the Delaware Secretary of State in accordance with the previously announced Plan of Complete Dissolution and Liquidation of National Energy Group, Inc. (the “Plan”), which was approved at a special meeting of the Company’s shareholders on March 14, 2008. The dissolution of the Company (the “Dissolution”) became effective as of 5:00 p.m., Eastern Time, on March 25, 2008. The Company’s Board of Directors (the “Board”) fixed this same time and date as the final record date for determination of those Company shareholders entitled to receive liquidation distributions, if and when authorized by the Board, under the Plan (the “Final Record Date”). A copy of the Company’s certificate of dissolution is filed as Exhibit 99.1 to this Current Report.
     Distributions to Company shareholders pursuant to the Plan shall be in complete cancellation of all of the outstanding shares of the Company’s Common Stock. From and after the Final Record Date, and subject to applicable law, the Company’s Common Stock is no longer treated as outstanding and each holder of the Company’s Common Stock has ceased to have any rights in respect thereof, except the right to receive distributions pursuant to and in accordance with the Plan. Also effective as of the Final Record Date, the Company’s share transfer books have been closed and the Company’s transfer agent, Wells Fargo, will no longer process share transfer requests.
     On March 26, 2008, the Company is submitting a Certification and Notice of Termination of Registration on Form 15 (the “Form 15”) to the Securities and Exchange Commission (the “SEC”) for the purpose of deregistering its securities under the Securities Exchange Act of 1934, as amended (the “1934 Act”). As a result of this filing, the Company will immediately suspend the filing of any further periodic reports under the 1934 Act and, absent contrary action by the SEC, its status as a 1934 Act reporting company will be terminated within 90 days following its filing of the Form 15.
     As previously disclosed, the Company will not make any liquidation distributions to shareholders pursuant to the Plan and the Dissolution until the Board, at a future meeting thereof and by majority vote, determines that the Company has paid, or made adequate provision for the payment of, its liabilities and obligations, including any liabilities relating to the previously announced purported stockholder derivative and class action lawsuit styled Andrew T. Berger v. Icahn Enterprises LP, et al. (Case No. 3522-VCS) (the “Lawsuit”) and the Company’s possible indemnification obligations to the current and former officers and directors named as defendants to the Lawsuit (including the advancement of expenses with respect thereto).
     Henceforth, the Company will provide periodic updates on the status of its dissolution process via press release and/or mailings to former Company shareholders as of the Final Record Date.

     On March 26, 2008, the Company issued a press release in connection with the foregoing matters, a copy of which is filed as Exhibit 99.2 to this Current Report.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number		Description
99.1	—	Certificate of Dissolution filed March 25, 2008.

99.2	—	Press release dated March 26, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL ENERGY GROUP, INC.
Date: March 26, 2008	By:	/s/ Bob G. Alexander
	Name:	Bob G. Alexander
	Title:	President and Chief Executive Officer

Index to Exhibits

Exhibit Number		Description
99.1	—	Certificate of Dissolution filed March 25, 2008.

99.2	—	Press release dated March 26, 2008.